SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2019 (September 4, 2019)

HAWKEYE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-180954	83-0799093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 W. Sunset Blvd, Suite 468, Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

310-606-2054

(Registrant’s telephone number, including area code)

____________________________

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 4, 2019, Yale Peebles, Lawrence Iwanski and Nicolas Lin resigned from the Board of Directors of Hawkeye Systems, Inc. These directors resigned in view of differences of opinion with management as to the acquisition and financial structure of the Company.

Mr. Peebles, Mr. Iwanski and Mr. Lin have been provided with a copy of the disclosures contained in this Report on Form 8-K, and have been given an opportunity to review and agree to such disclosures, and have advised that they have no objections.

Effective September 11, 2019 the Company appointed M. Richard Cutler to the Company’s Board of Directors. Mr. Cutler has served as securities counsel to the Company since its inception.

M. RICHARD CUTLER founded Cutler Law Group in 1996. Mr. Cutler has practiced in the general corporate and securities area and international business transactions since his graduation from law school. Mr. Cutler is a graduate of Brigham Young University (B.A., magna cum laude, 1981); and Columbia University School of Law (J.D. 1984). Mr. Cutler was admitted to the State Bar of Texas in 1984 and the State Bar of California in 1990. After law school, Mr. Cutler joined Jones, Day, Reavis & Pogue where he practiced in the corporate, securities and mergers and acquisitions departments. Mr. Cutler subsequently spent five years in the corporate and securities department in the Dallas office of Akin, Gump, Strauss, Hauer & Feld. After moving to the west coast, Mr. Cutler was with the Los Angeles office of Kaye, Scholer, Fierman, Hayes & Handler, a New York based law firm, where he continued his corporate securities practice. In 1991, Mr. Cutler founded the law firm of Horwitz, Cutler & Beam in Anaheim California, a general practice firm, where he managed the corporate and securities practice for five years. In 1996, Mr. Cutler formed Cutler Law Group in Newport Beach, California, a firm which specializes in general business, corporate and securities law, as well as international business transactions. Cutler Law Group moved to Augusta, Georgia in September 2002, where he continued to practice law and operated The Club at Raes Creek, a first class swim, tennis and fitness club while continuing his legal practice in Augusta. From 2008 until 2010, Mr. Cutler was President and Chief Executive Officer of Sustainable Power Corp., a company in Baytown, Texas specializing in green energy technologies. Cutler Law Group moved to Houston, Texas in June 2009. Mr. Cutler is a Director of Nymox Pharmaceutical Corp., a New York Stock exchange company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawkeye Systems, Inc.

Dated: September 11, 2019	By:	/s/ Corby Marshall
	Name:	Corby Marshall
Chief Executive Officer

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